UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2025
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DXC TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)
 ______________________________________________________________________________

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Awards

On May 13, 2025, the Board of Directors (the “Board”) of DXC Technology Company (“DXC,” the “Company” or “we”) approved, following the recommendation of its Compensation Committee (the “Committee”), the grant of special one-time equity awards (the “Equity Awards”) to each of our Chief Executive Officer, Raul Fernandez, and our Chief Financial Officer, Robert Del Bene (the “Executives”). Following review and consideration of various factors, including market competition for executive talent, the significant leadership contributions of the Executives, and the market data provided by its independent compensation consultant, the Board determined that the Equity Awards granted to each Executive would be granted on May 16, 2025 in the form of 85% performance based restricted stock units (“PSUs”) and 15% service based restricted stock units (“RSUs”), pursuant to the Company’s 2017 Omnibus Incentive Plan, as amended and restated (the “Plan”) (as further described below). Vesting of the Equity Awards will be contingent on a combination of the achievement of rigorous company performance goals and continued service requirements over a three-year period.

The Equity Awards are intended to help ensure the Executives’ continued leadership of DXC for at least an additional three years. We firmly believe that the Executives are part of a very small group of executive leaders who could successfully lead the Company during this pivotal time for our business, and as a result their retention is of paramount concern. The Equity Awards are also intended to accelerate the ownership of Company equity by the Executives in order to further align their interests with those of our shareholders and are intended to increase the “at risk” portion of the Executive’s compensation by tying 85% of the Equity Awards to achievement of performance goals that we believe are critical to the long-term performance of the Company.

In light of these objectives, the Board determined that the Equity Award granted to Mr. Fernandez would have an aggregate target value at grant of $44,850,000 and the Equity Award granted to Mr. Del Bene would have an aggregate target value at grant of $20,640,000, or in other words, three times the Executive’s applicable long-term incentive target opportunity for fiscal year 2026. The Equity Awards are intended to be in lieu of any annual equity awards which the Executives would have otherwise been granted with respect to the next three fiscal years as part of the Company’s annual merit process. The number of shares subject to each such Equity Award will be determined by dividing the target grant value by the average closing trading price of the Company’s common stock over the three calendar month period ending on and including the grant date.

The PSUs subject to each Executive’s Equity Award will vest based on the achievement of cumulative free cash flow (“FCF”) and cumulative revenue (“Revenue”) targets over the three-year performance period, with FCF weighted at 80% and Revenue weighted at 20%. The number of PSUs earned based on achievement of the FCF and Revenue targets is then subject to a modifier based on relative total shareholder return (“rTSR”) against a comparator peer group approved by the Committee and Board, measured at the end of the performance period. If DXC’s total shareholder return ranks at or below the 25th percentile of the comparator peer group then the award payout will be reduced by 20%, and if DXC’s total shareholder return ranks at or above the 75th percentile of the comparator peer group then the award payout will be increased by 20%, with no modifier applied to the award if DXC’s total shareholder return is at the 50th percentile.

If achievement falls between the threshold and maximum achievement levels for any of the performance metrics (including, for the avoidance of doubt, the rTSR modifier), performance will be determined using straight-line interpolation. Notwithstanding the foregoing, in the event DXC’s total shareholder return is negative, no positive rTSR modifier will be applied even if DXC’s total shareholder return is otherwise above the 50th percentile. Payout of the PSUs will range from 0-200% of the target number of PSUs.

In the event of a Change in Control (as defined in the Plan) during the performance period, the date of the Change in Control will be the last day of the performance period and the number of PSUs which would be earned based on actual performance as of such Change in Control will be determined based on achievement of the FCF and Revenue performance targets, with the targets prorated based on the number of completed calendar months elapsed since the beginning of the performance period (with rTSR measured as of the date of such Change in Control).

The RSUs subject to the Equity Awards will vest in three equal installments on each of the first three anniversaries of the grant date, subject to continued employment of the Executive through the applicable vesting dates.

In designing the PSUs, the Board determined that FCF and Revenue were key financial performance metrics which would motivate the Executives to advance the long-term success of the Company’s business, while rTSR performance aligns executive officer compensation directly with the creation of stockholder value. Because the Equity Awards are structured to incentivize meaningful long-term performance over the three-year performance period and correlate with Company performance and shareholder outcomes, while retaining the Executives in critical roles at the Company, the Board believes that the Equity Awards align with the interests of DXC shareholders.

In the event of either Executive’s termination of employment (i) by reason of his death or disability, the Equity Awards will vest and be settled one calendar month after the termination date (with PSUs vesting as to 100% of the target amount), (ii) by the Company without cause or by the Executive for good reason unrelated to a Change in Control, a prorated amount of the RSUs will vest and, so long as one year of the performance period has elapsed, a pro-rata fraction of the PSUs will vest after the performance period based on actual achievement, and (iii) by the Company without cause or by the Executive for good reason within two years following a Change in Control, the RSUs will accelerate and vest and the PSUs will accelerate and vest at the greater of target or actual performance achieved as of the Change in Control.

In the event of Mr. Del Bene’s termination of employment at least one year following the grant date if he qualifies for retirement after attaining at least age 55 with at least 5 years of continuous service, his RSUs will remain outstanding and continue to vest according to the award agreement’s vest schedule and, in the case of his PSUs, a pro-rata fraction of the award will vest after the performance period based on actual achievement. In connection with the design and approval of Mr. Del Bene’s Equity Awards, the Committee was made aware by Company management that certain retirement vesting credit discussed with Mr. Del Bene in the past hadn’t previously been approved by the Committee. As a result, in connection with the grant of the Equity Awards, the Committee approved the provision of two years of service credit to Mr. Del Bene for purposes of the retirement vesting provisions of his equity awards such that he will be retirement eligible on June 15, 2026.

Mr. Fernandez is not entitled to continued vesting or any other acceleration of his Equity Awards upon his retirement or other resignation without good reason.

Amended & Restated DXC Technology Company 2017 Omnibus Incentive Plan

On May 13, 2025, the Board, following the recommendation of the Committee, approved an amendment and restatement of the Plan which provides that no employee may be granted Stock Awards (as defined in the amended and restated Plan) during any fiscal year covering or relating to more than 3.5 million shares of common stock of the Company (with the limit determined, if applicable, based on the target level of performance for any performance-based Stock Awards).

Compensation Adjustments

As part of its broader strategy to retain the Executives for at least an additional three years, the Committee determined to make certain other changes to their compensation packages.

On May 13, 2025, the Committee approved an amendment to that certain employment agreement between Mr. Fernandez and the Company, dated as of April 1, 2024 (the “Employment Agreement”), which (i) extended the specified term of the Employment Agreement three years to March 31, 2028, (ii) effective April 1, 2025, increased Mr. Fernandez’s annual base salary to $1,500,000 and (iii) effective April 1, 2025, increased Mr. Fernandez’s target annual bonus opportunity to 250% of his base salary.

In addition, the Committee approved the entrance into a letter agreement with Mr. Del Bene providing for the retirement vesting credit described above, as well as increases to Mr. Del Bene’s annual base salary to $800,000 and his target annual bonus opportunity to 135% of base salary, in each case effective April 1, 2025.

The foregoing descriptions are summaries only and are qualified by reference to the full text of the award agreements for each of these awards, the amended and restated Plan, the employment agreement amendment with Mr. Fernandez and the letter agreement with Mr. Del Bene attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.7, respectively.

Forward-Looking Statements

Except for the historical information and discussions contained herein, statements contained in this document may constitute “forward-looking statements” that are based on the Company’s current assumptions regarding future operating or financial performance. These statements involve numerous risks, uncertainties and other important factors that could cause actual results to differ materially from those described in forward-looking statements, many of which are outside of our control, and include, but are not limited to: our inability to succeed in our strategic objectives; the risk of liability, reputational damages or adverse impact to business due to service interruptions from security breaches, cyber-attacks, other security incidents or disclosure of confidential information or personal data; compliance, or failure to comply, with obligations arising under new or existing laws, regulations, and customer contracts relating to the privacy, security and handling of personal data; our product and service quality issues; our inability to develop and expand our service offerings to address emerging business demands and technological trends, including our inability to sell differentiated services amongst our offerings and the competitive pressures faced by our business; our inability to compete in certain markets and expand our capacity in certain offshore locations; failure to maintain our credit rating and ability to manage working capital, refinance and raise additional capital for future needs; difficulty in understanding the changes to our business model by equity research or industry analysts or our failure to meet our publicly announced financial guidance; public health crises; our indebtedness and potential material adverse effect on our financial condition and results of operations; our inability to accurately estimate the cost of services, and the completion timeline of contracts; failure by us or third party partners to deliver on commitments or otherwise breach obligations to our customers; the risks associated with climate change and natural disasters; increased scrutiny of, and evolving expectations for, sustainability and environmental, social and governance initiatives; our inability to attract and retain key personnel and maintain relationships with key partners; the risks associated with prolonged periods of inflation or adverse changes in macroeconomic conditions; the risks associated with our international operations, such as risks related to currency exchange rates; our inability to comply with existing and new laws and regulations, including social and environmental responsibility regulations, policies and provisions; our inability to achieve the expected benefits of our restructuring plans; our inadvertent infringement of third-party intellectual property rights or infringement of our intellectual property rights by third parties; our inability to procure third-party licenses required for the operation of our products and service offerings; risks associated with disruption of our supply chain or increases in procurement costs, including as a result of ongoing trade tensions and tariff changes; our inability to maintain effective disclosure controls and internal control over financial reporting; potential losses due to asset impairment charges; our inability to pay dividends or repurchase shares of our common stock; pending investigations, claims and disputes and any adverse impact on our profitability and liquidity; disruptions in the credit markets, including disruptions that reduce our customers’ access to credit and increase the costs to our customers of obtaining credit; counterparty default risk in our hedging program; our failure to bid on projects effectively; financial difficulties of our customers and our inability to collect receivables; our inability to maintain and grow our customer relationships over time and to comply with customer contracts or government contracting regulations or requirements; our inability to succeed in our strategic transactions; changes in tax rates, tax laws, and the timing and outcome of tax examinations; risks related to our completed strategic transactions; volatility of the price of our securities, which is subject to market and other conditions. For a written description of these factors, see our upcoming Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and any updating information in subsequent SEC filings. Any forward-looking statement contained herein speaks only as of the date on which it is made. Except as required by law, we assume no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*^	Raul Fernandez Performance Based Restricted Stock Unit Award Agreement
10.2*	Raul Fernandez Service Based Restricted Stock Unit Award Agreement
10.3*^	Rob Del Bene Performance Based Restricted Stock Unit Award Agreement
10.4*	Rob Del Bene Service Based Restricted Stock Unit Award Agreement
10.5*	Amended and Restated DXC Technology Company 2017 Omnibus Incentive Plan
10.6*	Amendment to Employment Agreement with Raul Fernandez
10.7*	Letter Agreement with Rob Del Bene
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

* Management contract or compensatory plan or agreement
^ Certain schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	May 14, 2025	By:	/s/ Matthew Fawcett
		Name:	Matthew Fawcett
		Title:	Executive Vice President, General Counsel and Secretary